Exhibit 28(a)6 under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED INDEX TRUST

AMENDMENT #17

TO THE RESTATED AND AMENDED

DECLARATION OF TRUST

Dated May 19, 2000

THIS Restated and Amended Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class.

Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series shall be, and are established and designated as:

Federated Max-Cap Index Fund

Class C Shares

Class R Shares

Institutional Service Shares

Institutional Shares

Federated Mid-Cap Index Fund

Institutional Service Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of August, 2010, to become effective on December 31, 2010.

WITNESS the due execution hereof this 9th day of November, 2010.

/s/ John F. Donahjue	/s/ Peter E. Madden
John F. Donahue	Peter E. Madden

/s/ John T. Conroy, Jr.	/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunningham	/s/ Thomas M. O’Neill
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

FEDERATED INDEX TRUST

AMENDMENT #18

TO THE RESTATED AND AMENDED

DECLARATION OF TRUST

Dated May 19, 2000

THIS Restated and Amended Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series shall be, and are established and designated as:

Federated Max-Cap Index Fund

Class C Shares

Class R Shares

Service Shares

Institutional Shares

Federated Mid-Cap Index Fund

Service Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of May, 2011, to become effective on September 30, 2011.

Witness the due execution this 23rd day of August, 2011.

/s/ John F. Donahue /s/ Charles F. Mansfield, Jr.

John F. Donahue Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis /s/ R. James Nicholson

Nicholas P. Constantakis R. James Nicholson

/s/ John F. Cunningham /s/ Thomas M. O’Neill

John F. Cunningham Thomas M. O’Neill

/s/ J. Christopher Donahue /s/ John S. Walsh

J. Christopher Donahue John S. Walsh

/s/ Maureen Lally-Green /s/ James F. Will

Maureen Lally-Green James F. Will

/s/ Peter E. Madden

Peter E. Madden

FEDERATED INDEX TRUST

AMENDMENT #19

TO THE RESTATED AND AMENDED

DECLARATION OF TRUST

Dated May 19, 2000

THIS Restated and Amended Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series shall be, and are established and designated as:

Federated Max-Cap Index Fund

Class C Shares

Class R Shares

Service Shares

Institutional Shares

Federated Mid-Cap Index Fund

Institutional Shares

Service Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 10th day of November, 2011, to become effective on January 4, 2012.

Witness the due execution this 10th day of November, 2011.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr .
John F. Donahue	Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis	/s/ R. James Nicholson
Nicholas P. Constantakis	R. James Nicholson

/s/ John F. Cunning ham	/s/ Thomas M. O’Neil l
John F. Cunningham	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ John S. Walsh
J. Christopher Donahue	John S. Walsh

/s/ Maureen Lally-Green	/s/ James F. Will
Maureen Lally-Green	James F. Will

/s/ Peter E. Madden
Peter E. Madden